Offerings - Offering: 1	Oct. 21, 2025 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	3.600% Notes due 2032
Amount Registered | shares	498,362,523
Maximum Aggregate Offering Price	$ 496,877,403.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 68,618.77
Offering Note	Note 1.a. The filing fee is calculated in accordance with Rules 457(o) and 457(r) of the Securities Act of 1933, as amended (the "Act"). In accordance with Rules 456(b) and 457(r) of the Act, the registrant initially deferred payment of all of the registration fee for Registration Statement No. 333- 289636 filed on August 15, 2025. Note 1.b. CAD 700,000,000 aggregate principal amount of the 3.600% Notes due 2032 will be issued. The $498,362,523 Amount to be Registered is based on the October 17, 2025 CAD/U.S. dollar exchange rate of CAD 1.4046 = U.S. $1.00.